EXHIBIT 10.5

PRIVILEGED & CONFIDENTIAL

CONFIDENTIAL MATERIALS HAVE BEEN OMITTED FROM THIS EXHIBIT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS.


                          SERVICES AGREEMENT TERM SHEET

                           BETWEEN REUTERS LIMITED AND
                        SAVVIS COMMUNICATIONS CORPORATION

         This Term Sheet (the "Term Sheet") confirms the understanding between Reuters Limited, a company organized under the laws of England ("Reuters Limited"), and SAVVIS Communications Corporation, a Delaware corporation ("SAVVIS"), regarding the supply by SAVVIS to Reuters of certain data transport network services and the operation, management and maintenance thereof (collectively, the "Services", which term shall include any New Services and Modifications, as such terms are hereinafter defined). For the purposes of this Term Sheet, "Reuters" shall mean all members of the Reuters group (including Reuters Limited), unless the context shall require otherwise.

1. DEFINITIVE AGREEMENT. The parties intend to execute a definitive network services agreement (the "Definitive Agreement") embodying the terms set forth in this Term Sheet to govern the relationship between SAVVIS and Reuters with respect to the rendering of the Services on the terms set forth in this Term Sheet. The parties shall use their reasonable best efforts to execute the Definitive Agreement by June 15, 2001, unless otherwise mutually agreed upon by the parties in writing. Notwithstanding the foregoing, this Term Sheet shall be the binding obligation of the parties with respect to the subject matter herein contained until such time as the Definitive Agreement is executed, at which time such Definitive Agreement shall replace this Term Sheet in its entirety; provided, however, that Sections 3, 4, 5, 6, 9 and 10 hereof shall not be binding upon the parties until the conditions set forth in Section 7 hereof are satisfied. It is contemplated that the Definitive Agreement shall contain the provisions of this Term Sheet and other commercially reasonable terms not inconsistent herewith.

2.       TERM AND TERMINATION.

                  (a) Term Sheet: This Term Sheet shall expire upon the execution of the Definitive Agreement, unless terminated sooner by Reuters in accordance with the provisions hereof. Reuters shall have the right, in its sole discretion, to terminate this Term Sheet (i) in the event that SAVVIS, other than as a result of a breach by Reuters of its funding obligations to be made pursuant to separate agreements to be executed between SAVVIS and a member, or certain members, of Reuters (the "Funding"), becomes the subject of a voluntary or involuntary bankruptcy, insolvency, reorganization or liquidation proceeding, or makes an assignment for the benefit of creditors or (ii) upon execution of an agreement in respect of a business combination of SAVVIS with any the parties listed on Exhibit A (or their present and future affiliates), whether by consolidation, merger or other reorganization, in which the holders of SAVVIS' outstanding voting securities immediately prior to such transaction own, immediately after such transaction, securities representing less than fifty percent (50%) of the voting power of the corporation or entity surviving such transaction (a "Change of


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         Control"), which right of termination pursuant to this Section 2(a)(ii)
         shall be exercisable by Reuters at its sole discretion immediately following execution of such agreement and for nine (9) months thereafter. In addition to the foregoing rights, Reuters shall also have the same rights to terminate this Term Sheet as Bridge Information Systems, Inc. ("Bridge") has under Sections 7.1(a), 7.2(b) and Section
         7.3 of the Network Services Agreement, dated as of February 18, 2000, between Bridge and SAVVIS ("Bridge Network Services Agreement"), provided that the "Quality of Service Standards" under the Bridge Network Services Agreement shall be interpreted, for the purposes of this Term Sheet, as referring to the service level agreements in
         Section 6 hereunder.

                  (b) Definitive Agreement: The Definitive Agreement shall have a term of five (5) years. Reuters shall have the right, in its sole discretion, to terminate the Definitive Agreement in the event that (i) SAVVIS, other than as a result of a breach by Reuters of its obligations under the Funding, becomes the subject of a voluntary or involuntary bankruptcy, insolvency, reorganization or liquidation proceeding, or makes an assignment for the benefit of creditors, (ii) there is a Change in Control of SAVVIS as defined in Section 2(a)(ii), which right of termination shall be exercisable for the time period referenced in Section 2(a)(ii), or (iii) upon material breach (as shall be further defined in the Definitive Agreement) by SAVVIS of the service level agreements described in Section 6 below.

3. SERVICES PROVIDED: SAVVIS agrees to provide, and cause its subsidiaries to provide, as applicable, the following Services to Reuters from time to time pursuant to the terms and conditions set forth in this Term Sheet and the Definitive Agreement:

         (a)      SAVVIS Intelligent IP Network (SM) services, including:
                  (1) Client Intelligent IP Network delivery (including Permanent Virtual Circuits),
                  (2) Multicast delivery (including Bridge Feed Broadcast and the XNET network),
                  (3) Data Feed Collector collection network (including Ticknet and the Data Feed Collector),
                  (4)      Office Automation Network, and
                  (5)      Internet access.

         (b)      Co-location services, including the following:
                  (1)      co-location facilities, and
                  (2)      Hazelwood Data Center facility.




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4.       PRICING:

                  (a) From the first anniversary of the execution of the Definitive Agreement (the "First Anniversary") and thereafter, the Services shall be provided at the lesser of (a) applicable market rates and (b) the most favorable terms SAVVIS offers for any products and services similar in scope and type to the Services. The Definitive Agreement shall contain a detailed pricing list for each item of the Services, which in no event shall exceed the aggregate price for the Services as reflected on the pricing list attached hereto as Exhibit B.

                  (b)      (i)       The pricing to be provided to Reuters until
         the market pricing review on the First Anniversary shall be no greater than the sum of the average Costs (as defined hereinafter) to SAVVIS of providing the Services (which Costs include a mark-up of no more than [**], which in no event shall exceed the aggregate price for the Services as reflected on the pricing list attached hereto as Exhibit B. "Costs" shall mean the fully allocated and reasonable costs to SAVVIS of providing the Services, including all direct costs of providing Services (including personnel costs, depreciation and amortization based on the acquisition price paid by SAVVIS to acquire certain network assets from Bridge Information Systems, Inc. ("Bridge") as well as subsequent network additions at cost, and cost of capital of the network equipment finance). Prior to the execution of the Definitive Agreement and as promptly as possible after the date hereof, SAVVIS shall use its best efforts to review the details of such pricing with Reuters.

                           (ii) Within fourteen (14) days following the First Anniversary and each anniversary of the execution of the Definitive Agreement thereafter, SAVVIS will review the pricing provided to Reuters in accordance with the Definitive Agreement and provide to Reuters any amendments to SAVVIS' pricing. Any price reductions made pursuant to such pricing review shall be applicable to new Services as well as to Services that SAVVIS has provided for at least one year. Pursuant to such pricing review, the applicable market rates for the Services shall be determined in accordance with this
         Section 4(b). In respect of each item of the Services, SAVVIS shall provide reasonable evidence that the proposed pricing is no greater than the charge for services comparable in scope and type to the Services ("Comparative Services") provided by the second lowest ranked by price (the "Second Lowest Charge") of at least two (2) leading global carriers of Comparative Services. In determining which carriers shall be part of this pricing review, SAVVIS shall first nominate two
         (2) carriers. In the event Reuters accepts such nominations by SAVVIS, within fourteen (14) days of receipt of SAVVIS' pricing review, Reuters will nominate one (1) additional carrier for a total of three (3) carriers. Alternatively, in the event Reuters rejects such nominations by SAVVIS, within fourteen (14) days of receipt of SAVVIS' pricing review, Reuters shall nominate two (2) additional carriers for a total of four (4) carriers. If either SAVVIS or Reuters are unable to agree on a Second


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         Lowest Charge for any reviewed Service, such party may elect to invoke the benchmarking process described below.

                           (iii) Benchmarking shall be carried out to provide an independent review of the Second Lowest Charge for Comparative Services as determined by SAVVIS. Benchmarking may be invoked by
         Reuters: (a) to benchmark a revised Service charge proposed by SAVVIS as part of a pricing review of an existing Service, or (b) to benchmark the price proposed by SAVVIS for a new Service. If SAVVIS and Reuters cannot agree on an appropriate benchmark within thirty (30) days, an independent adviser mutually agreed upon by SAVVIS and Reuters (in accordance with the process set out in the Definitive Agreement) shall carry out such benchmarking. In the event such independent adviser determines that the benchmarked pricing for a Service is lower than the Second Lowest Charge for such Service as determined by SAVVIS, SAVVIS shall bear the cost of the independent adviser with respect to such Service. In the event the independent adviser determines that the benchmarked pricing for a Service is higher than the Second Lowest Charge for such Service as determined by SAVVIS, Reuters shall bear the cost of the independent adviser with respect to such Service. In the event the benchmarked pricing is equal to the Second Lowest Charge for a Service as determined by SAVVIS, Reuters and SAVVIS shall share equally the costs of the independent adviser with respect to such Service.

                           (iv) For the avoidance of doubt, SAVVIS may not increase any pricing as a result of the pricing review pursuant to this
         Section 4, even in the event that the result of such pricing review is a determination that the pricing is higher than the pricing proposed by SAVVIS.

                  (c) Reuters Limited, or the appropriate member of the Reuters group, will make, each month after any Services are provided to Reuters after the satisfaction of the conditions in Section 7, the following minimum monthly payments to SAVVIS for the provision of the international Multicast and the Data Feed Collector collection network Services less any payments made by Bridge, as debtor or debtor in possession, or any trustee, examiner or other successor in interest thereof (collectively, the "Bridge Estate") either directly to SAVVIS or to the Bridge Estate on behalf of SAVVIS on or after May 3, 2001 ("Bankruptcy Payments"), which Bankruptcy Payments relate to the Services that will be provided to Reuters:

                                     MINIMUM AMOUNT            TOTAL MINIMUM
         YEAR                        PER MONTH                 AMOUNT PER YEAR
         ----                        ---------                 ---------------
         Year 1                      [**] million                [**] million
         Year 2                      [**] million                [**] million


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         Year 3                      [**] million              [**] million
         Year 4                      [**]                      [**]
         Year 5                      [**]                      [**]
         Total of Years 1-5          N/A                       [**] million


                           Notwithstanding the foregoing, Reuters will satisfy the minimum payment obligations in this Section 4(c) upon making total payments to SAVVIS of [**] million less any Bankruptcy Payments which relate to the Services that will be provided to Reuters; provided, however, until such time as Reuters has made total aggregate payments to SAVVIS in the amount of [**] million pursuant to this Section 4(c), Reuters shall make a monthly minimum payment of [**] million to SAVVIS. However, the total minimum payment obligation of [**] million will be increased, on a reasonable and agreed basis, if Reuters requires bandwidth commitments in addition to the amounts provided hereunder that result in any new cost commitments to SAVVIS in addition to its then-existing cost commitments.

                           The minimum payment obligations in this Section 4(c) shall be reduced (as specified in the Definitive Agreement) to reflect usage of the SAVVIS international lines by third parties. SAVVIS shall use commercially reasonable efforts to sell capacity on the international lines to third parties. SAVVIS shall, on reasonable written request of Reuters, provide Reuters with reasonable evidence of its sales efforts and any such reductions; provided, however, that Reuters shall not make such a request more than twice in any twelve
         (12) month period.

                  (d) Reuters Limited, or the appropriate member of the Reuters group, will make, each month after any Services are provided to Reuters after the satisfaction of the conditions in Section 7, the following minimum monthly payments to SAVVIS for the provision of the Services other than the international Multicast and the Data Feed Collector collection network Services less any Bankruptcy Payments, which Bankruptcy Payments relate to the Services that will be provided to
         Reuters:

                                     MINIMUM AMOUNT            TOTAL MINIMUM
         YEAR                        PER MONTH                 AMOUNT PER YEAR
         ----                        ---------                 ---------------
         Year 1                      [**] million              [**] million
         Year 2                      [**] million              [**] million


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         Year 3                      [**] million              [**] million
         Year 4                      [**] million              [**] million
         Year 5                      [**] million              [**] million
         Total of Years 1-5          N/A                       [**] million


                  (e) In the event of a business downturn beyond Reuters' reasonable control that reduces the volume of network services required by Reuters as contemplated hereunder (notwithstanding Reuters' commercially reasonable efforts to avoid such reduction in the volume of network services), SAVVIS and Reuters will mutually agree to reduce, as appropriate, the above minimum payment obligations to reflect the new revenue billing actuals after such business downturn. This provision shall not apply in the event that Reuters decides to take any of the preceding actions primarily to: (i) reduce its overall use of telecommunications, other than in circumstances beyond Reuters' reasonable control; or (ii) transfer portions of its traffic from the customer base acquired from Bridge to carriers other than SAVVIS. Reuters must give SAVVIS sixty (60) days' prior written notice of the conditions it believes will require the application of this provision.

                  (f) In the event of the sale by Reuters of all or substantially all of its assets, or the stock, or all or substantially all of the assets of, any of its direct or indirect subsidiaries, that reduces the volume of network services required by Reuters as contemplated hereunder, SAVVIS and Reuters will mutually agree to reduce, as appropriate, the above minimum payment obligations to reflect the new revenue billing actuals after such sale; provided, however, that Reuters shall use its commercially reasonable efforts to cause the person acquiring such assets or stock to assume such amount of minimum payment obligations that SAVVIS and Reuters agree to reduce.

                  (g) SAVVIS and Reuters shall immediately commence a line-by-line circuit and circuit price audit review by an independent third party selected by Reuters of the circuits being acquired by Reuters from Bridge underlying the Services for the purpose of auditing the basis for the above minimum payment obligations. The above minimum payment obligations shall be adjusted as may be necessary to reflect actual usage as determined by such audit. SAVVIS will refund the amount of any and all overpayments identified in such audit. SAVVIS agrees to cooperate with such audit. Reuters agrees to pay all reasonable third-party costs relating to such audit. Reuters shall use commercially reasonable efforts to use the results of any previously completed audits of the circuits being acquired by Reuters from Bridge, which Reuters determines, in its sole discretion, to be true and complete.



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                  (h)      (i)      The parties shall use their reasonable
         efforts to agree to a billing and invoicing process to be set forth in the Definitive Agreement pursuant to which the appropriate subsidiaries of SAVVIS shall bill and invoice the appropriate members of the Reuters group. After such date as any Services are first provided to Reuters and the conditions in Section 7 are satisfied, and in the event that Reuters fails to purchase the Services described under Section 4(c) from SAVVIS in an amount at least equal to the monthly minimum payment obligations under such Section 4(c) or that Reuters fails to purchase the Services described under Section 4(d) from SAVVIS in an amount at least equal to the monthly minimum payment obligations under such
         Section 4(d), SAVVIS shall invoice Reuters monthly for any excess of such minimum monthly amount over any amounts of such Services actually purchased by Reuters.

                           (ii) Subject to Section 4(h)(iii) hereof, the subsidiaries of SAVVIS (including SAVVIS Communications Corporation, a Missouri corporation) providing Services to Reuters hereunder shall have the right to receive directly from Reuters Limited, or such other member of the Reuters group designated by Reuters Limited, that portion of any payments required to be made by Reuters for Services provided by such subsidiary of SAVVIS pursuant to this Section 4 to Reuters, and shall be entitled to enforce this right directly against Reuters Limited, or the member of the Reuters group designated by Reuters Limited to make payments to SAVVIS for Services rendered hereunder.

                           (iii) Reuters Limited shall have the right to designate from time to time one or more members of the Reuters group to make any payments required to be made to SAVVIS or the appropriate subsidiary of SAVVIS, as applicable, pursuant to this Section 4 for Services provided hereunder, and SAVVIS or the appropriate subsidiary of SAVVIS, as the case may be, shall only invoice the member or members of the Reuters group designated by Reuters Limited hereunder; provided, however, that Reuters Limited shall remain jointly and severally liable for all payment obligations of Reuters hereunder.

                  (i) SAVVIS and Reuters agree that they will cooperate in cost reduction programs for SAVVIS. In the event any cost reductions are generated from mutually agreed-upon cost reduction programs, such cost reductions applicable to the Services shall be passed on to Reuters by reducing the minimum payment obligations of Reuters.

                  (j) In order for Reuters to receive the benefits of technological improvements, SAVVIS and Reuters shall agree to a process, in accordance with the terms of this Section 4(j), to be set forth in the Definitive Agreement pursuant to which requirements for new Services ("New Services") and modifications, improvements or enhancements to an existing Service ("Modifications") are presented to SAVVIS. At its sole discretion, Reuters shall have the option to procure New Services or Modifications from SAVVIS or any third party. In the event Reuters requests that SAVVIS provide a New Service or Modification, then



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         SAVVIS shall as soon as is reasonably practicable and in any event within thirty (30) days of receipt of Reuters request, either (i) notify Reuters that it is unable or unwilling to provide such New Service or Modification or (ii) provide Reuters with a reasonably detailed proposal setting out details as to the costs of provision of such New Service or Modification and, subject to the remainder of this sub-section (j), the time period for implementation and such other details as SAVVIS and Reuters shall set out in the Definitive Agreement. SAVVIS shall have a reasonable time period (in relation to the business needs of Reuters) to provide such New Service or Modification to Reuters, which time period shall in no event extend past the date which is six (6) months after Reuters' request for such New Service or Modification; provided, however, that under certain exceptional circumstances (which limited circumstances shall be enumerated in the Definitive Agreement), SAVVIS and Reuters shall mutually agree in writing upon a date by which SAVVIS shall provide such New Service or Modification, which date shall in no event be later than twelve (12) months after Reuters' request for such New Service or Modification (unless SAVVIS and Reuters agree in writing to extend such twelve (12) month period). In the event Reuters has requested that SAVVIS provide a New Service or Modification but SAVVIS is unable or unwilling to provide such New Service or Modification within the prescribed time periods, the minimum monthly payment obligations set forth in this Section 4 shall be reduced by the price, as determined in accordance with this Section 4, of such amounts of Services canceled by Reuters as a result of Reuters having to procure such New Service or Modification from a third party.

                           Notwithstanding any provisions of this Term Sheet to the contrary, and without prejudice to the provisions of section 4(e) and (f), Reuters shall have no obligation to use any Services (including, without limitation, any obligation to require any of its customers, whether such customers are those acquired from Bridge or otherwise, to use any Services), and Reuters may cancel the Services at any time for any reason; provided, however, that Reuters shall remain subject to any minimum payment obligations in accordance with the provisions of this Section 4 (including, without limitation, any provisions of this Section 4 relating to the adjustment of such minimum payment obligations). In the event that Reuters decides to cancel any Services (including, without limitation, upon the cancellation of Services by a Reuters' customer), SAVVIS shall take no action which shall frustrate or otherwise hinder such termination or the migration of Reuters' customers to another carrier.

                  (k) The Funding provided by Reuters to SAVVIS shall be secured by this Term Sheet and the Definitive Agreement. The parties agree that, upon the occurrence of any uncured default by SAVVIS pursuant to the Funding (and any agreements in connection therewith), Reuters Limited, or the appropriate member of the Reuters group, may set off its total aggregate minimum payment obligations in this Section 4 against the principal amount of such Funding plus



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         any and all interest accrued through the date such set off is made
         (collectively, the "Defaulted Debt").

                           After any Bankruptcy Payments are applied to reduce the minimum monthly payment obligations in accordance with Section 4(n), the Defaulted Debt shall be applied to further reduce the minimum monthly payment obligations of Reuters Limited, or the appropriate member of the Reuters group, hereunder in inverse order of when such payments are due and payable, provided that such Defaulted Debt shall be applied first against the minimum payment obligations in Section 4(d) and then against the minimum payment obligations in Section 4(c). Notwithstanding the foregoing, any Defaulted Debt which is outstanding on the date of termination of the Definitive Agreement (or the Term Sheet, unless the Term Sheet is terminated pursuant to the execution of the Definitive Agreement) shall be set off against any remaining and outstanding payment obligations (including minimum monthly payment obligations) of Reuters Limited, or the appropriate member of the Reuters group, hereunder on such date of termination.

                           For illustrative purposes only, if the Bankruptcy Payments are [**] million, the Defaulted Debt is equal to [**] million and the minimum payment obligations are those specified hereunder, Reuters will receive the following credits against its payment obligations: In month sixty (60), when the minimum payment obligation under Section 4(d) is [**] million, the [**] million Bankruptcy Payment shall be applied against such [**] million minimum payment obligation and Reuters shall only be required to pay SAVVIS for the excess of any amounts owed for Services hereunder over such [**] million payment obligation. [**] In month fifty-nine (59), when the minimum payment obligations under Section 4(d) is [**] million, the [**] million in Defaulted Debt shall be applied against such [**] million minimum payment obligation and Reuters shall only be required to pay SAVVIS for the excess of any amount owed for Services hereunder over such [**] million payment obligation.

                           Alternatively, if the Bankruptcy Payments are equal to [**] million, the Defaulted Debt is equal to [**] million and the minimum payment obligations are those specified hereunder, Reuters will receive the following credits against its payment obligations: In month sixty (60), when the minimum payment obligation under Section 4(d) is [**] million, the [**] million Bankruptcy Payment and the [**] million in Defaulted Debt shall be applied against such [**] million minimum payment and Reuters shall only be required to pay SAVVIS [**] million plus any excess of any amounts owed for Services hereunder over the [**] million minimum payment obligation.

                  (l) In the event that SAVVIS receives notice of a payment default with respect to any payments owed by it to any of its telecommunications


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         providers, SAVVIS shall, as promptly as practicable, but in any event within seven (7) days of receiving such notice, inform Reuters Limited thereof and provide Reuters Limited a copy of such notice, and Reuters Limited, or the appropriate member of the Reuters group, shall have the right to make such payments directly to such telecommunications providers on behalf of SAVVIS and to apply such payments against any payment obligations (including the minimum payment obligations) of Reuters to SAVVIS, or otherwise collect such payments.

                  (m) For the avoidance of doubt, any adjustments required by Sections 4(e), 4(f), 4(g), 4(i), 4(j), 4(k) and 4(l) to the minimum payment obligations pursuant to Sections 4(c) and 4(d) shall apply equally to such Sections 4(c) and 4(d).

                  (n) Upon receipt by SAVVIS of any Bankruptcy Payment, SAVVIS shall immediately (and in no event later than five (5) days after receipt of such Bankruptcy Payment) notify Reuters Limited in writing of the amount and nature of such Bankruptcy Payment.

                           The parties agree that the Bankruptcy Payments shall be applied to reduce the minimum monthly payment obligations of Reuters Limited, or the appropriate member of the Reuters group, hereunder in inverse order of when such payments are due and payable, provided that such Bankruptcy Payments shall be applied first against the minimum payment obligations in Section 4(d) and then against the minimum payment obligations in Section 4(c). Either (i) upon termination of the Definitive Agreement (or the Term Sheet, unless the Term Sheet is terminated pursuant to the execution of the Definitive Agreement) at a time when Bankruptcy Payments have been made and applied against minimum payment obligations for periods after such termination (such that the Bankruptcy Payments are effectively being applied for payment for Services that will not be performed) or (ii) in the event that no further minimum monthly payments are due and payable, SAVVIS shall promptly provide a full refund to the appropriate member of the Reuters group of an amount equal to such Bankruptcy Payments.

                  (o) If for regulatory or compliance reasons Reuters is permitted to acquire only part of the assets of Bridge contemplated in that certain Asset Purchase Agreement, dated as of May 3, 2001, between Bridge and Reuters America Inc. and Reuters S.A., as the same may be amended from time to time (the "Asset Purchase Agreement"), the above minimum payment obligations shall be reduced to reflect the assets actually acquired and the volume of network services actually required by Reuters with respect to such assets actually acquired, as compared to the volume of network services contemplated hereunder with respect to all of the assets contemplated under the Asset Purchase Agreement. Upon the occurrence of any regulatory or compliance condition that would require the application of this provision, Reuters shall give SAVVIS notice (the



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         "Regulatory Notice") as soon as reasonably practicable after the occurrence of such condition. In the event the above minimum payment obligations are reduced by fifteen percent (15%) or more pursuant to this Section 4(o), the Chief Operating Officer of SAVVIS and Managing Director - Reuters shall renegotiate in good faith the pricing terms required under Section 4(a) hereof for any Services still to be provided by SAVVIS to Reuters. Irrespective of such renegotiation and review of the pricing terms of Section 4(a), SAVVIS shall offer each such Service to Reuters that is subject to renegotiation and review pursuant to this Section 4(o) at no greater than the lesser of (a) the applicable market rate and (b) the most favorable price SAVVIS offers for any product and service similar in scope and type to such Service. If the Chief Operating Officer and Managing Director cannot reach agreement on such pricing terms of any such Service still to be provided by SAVVIS to Reuters by the date (the "Dispute Date") that is fifteen (15) days after the date SAVVIS receives the Regulatory Notice, then the parties shall as soon as possible thereafter implement the pricing review procedures set forth in Sections 4(b)(ii), 4(b)(iii) and 4(b)(iv) of this Term Sheet (provided that none of the time periods specified in such Sections 4(b)(ii), 4(b)(iii) and 4(b)(iv) shall apply to any pricing review to be conducted pursuant to this Section 4(o)), including, without limitation, the determination of any comparative services as contemplated in Section 4(b)(ii) of this Term Sheet for any reviewed Service and benchmarking as contemplated in Section 4(b)(iii) of this Term Sheet, and each party shall use its reasonable best efforts to implement such procedures and establish the pricing terms for such Service within thirty (30) days of the Dispute Date.

5. ADMINISTRATION. Until the first anniversary of the date hereof, the parties shall mutually agree to certain administrative, operational or technical services to be provided by Reuters to SAVVIS, and which are reasonably necessary for SAVVIS to continue to provide the Services hereunder. SAVVIS will use its commercially reasonable efforts to discontinue such services from Reuters as promptly as possible after the date hereof. In no event after the one-year anniversary of the date hereof shall Reuters be required to provide any such administrative, operational or technical services to SAVVIS, unless otherwise mutually agreed upon by SAVVIS and Reuters in writing. To the extent any such services are provided, SAVVIS will pay for such services at standard arms'-length market rates.

6. SERVICE LEVEL AGREEMENT. The Services shall meet or exceed the quality of service standards and service credits provided in Exhibit C (except that in the case of co-location services other than the Hazelwood Data Center facility, the quality of service standards and service credits shall be provided in the Definitive Agreement); provided, however, that in any event, such quality of service standards and service credits shall be at least equal to the service standards and service credits SAVVIS has committed to provide Bridge as of the date hereof.

7. CONDITIONS TO SERVICES AND PAYMENTS UNDER THIS TERM SHEET. The obligations of the parties under Sections 3, 4, 5, 6, 9 and 10 of this Term Sheet shall be contingent on the satisfaction of the following conditions:

         (a) The completion of the Closing (as defined in the Asset Purchase Agreement).

         (b) Execution of an agreement satisfactory to each of the parties for the $30 million financing (or such other amount of financing otherwise agreed to by the parties) to be provided to SAVVIS by Reuters concurrently herewith or promptly after the date hereof, or such other date agreed to by the parties.

8. CONDITIONS TO THE DEFINITIVE AGREEMENT. The obligations of the parties under the Definitive Agreement shall also be conditioned upon the satisfaction of the conditions set forth in Section 7 hereof.

9. SUBLEASE. Concurrently with the execution of the Definitive Agreement, the appropriate member of the Reuters group shall enter into a mutually agreed-upon sublease agreement for twenty-five percent (25%) of the building space located at 587 McDonnell Blvd., St. Louis, Missouri at a monthly rental rate of [**] (including rental of rack space and the 2*GIG-e equipment). This amount shall be applied to the monthly minimum payment obligations described in Section 4. Among other provisions, such sublease agreement will provide such member of the Reuters group the right, upon prior written consent of SAVVIS (which consent shall not be unreasonably withheld), to sublet such space to a third party of its choosing, including other members of the Reuters group; provided, however, that such member of the Reuters group shall remain liable for its obligations under such sublease agreement.

10. OFFSET. The payment obligations of SAVVIS and Reuters hereunder shall be subject to any legal rights of offset.

11.      REPRESENTATIONS AND WARRANTIES OF SAVVIS.

                  (a) Financial Statements. The cash flow forecasts and current business plan of SAVVIS, copies of which are attached hereto as Exhibit D, and SAVVIS' Annual Report on Form 10-K for the fiscal year ended December 31, 2000 ("2000 Form 10-K") were prepared in good faith, and SAVVIS believes that the underlying assumptions and projections made therein are reasonable and complete in all material respects.

                  (b) Authority. SAVVIS has the corporate power and authority to enter into this Term Sheet and to carry out its obligations hereunder. The execution, delivery, and performance of this Term Sheet by SAVVIS and the consummation by SAVVIS of the transactions contemplated hereby have been duly authorized

[**] CONFIDENTIAL TREATMENT REQUESTED
         by all requisite corporate actions. This Term Sheet has been duly and validly executed and delivered by SAVVIS and (assuming this Term Sheet constitutes a valid and binding obligation of Reuters) constitutes a valid and binding agreement of SAVVIS, enforceable against SAVVIS in accordance with its terms, subject to applicable bankruptcy, reorganization, insolvency, moratorium, and other laws affecting creditors' rights generally from time to time in effect and to general equitable principles.

                  (c) Consents and Approvals. No consent, approval, authorization or permit of, or filing with or notification to, any governmental authority, domestic or foreign, or of any other person is required to be made or obtained by SAVVIS in connection with the execution, delivery, and performance of this Term Sheet and the consummation of the transactions contemplated hereby.

                  (d) No Violations. Neither the execution, delivery, or performance of this Term Sheet by SAVVIS , nor the consummation by SAVVIS of the transactions contemplated hereby, nor compliance by SAVVIS with any of the provisions hereof, will (a) conflict with or result in any breach of any provisions of the certificate of incorporation or bylaws of SAVVIS, (b) result in a violation or breach of, or constitute (with or without due notice or lapse of time) a default (or give rise to any right of termination, cancellation, acceleration, vesting, payment, exercise, suspension, or revocation) under any of the terms, conditions, or provisions of any note, bond, mortgage, deed of trust, security interest, indenture, license, contract, agreement, plan, or other instrument or obligation to which SAVVIS is a party or by which SAVVIS or SAVVIS' properties or assets may be bound or affected, (c) violate any order, writ, injunction, decree, statute, rule, or regulation applicable to SAVVIS or SAVVIS' properties or assets, (d) result in the creation or imposition of any encumbrance on any asset of SAVVIS, or (e) cause the suspension or revocation of any permit, license, governmental authorization, consent, or approval necessary for SAVVIS to conduct its business as currently conducted, except in the case of clauses (b), (c), (d), and (e) for violations, breaches, defaults, terminations, cancellations, accelerations, creations, impositions, suspensions, or revocations that would not individually or in the aggregate have a material adverse effect on SAVVIS.

12. NO EXCLUSIVITY. This Term Sheet and the Definitive Agreement shall in no event be construed to create any exclusive relationship between any member of the Reuters group and SAVVIS.

13. RELATIONSHIP OF THE PARTIES. Nothing in this Term Sheet shall be construed to create a joint venture, partnership or agency relationship between SAVVIS and any member of the Reuters group. Neither SAVVIS nor Reuters is authorized to represent, bind, obligate, or contract on behalf of the other, nor is this Term Sheet intended to create an exclusive relationship between SAVVIS and any member of the Reuters group.

14. PRESS RELEASES. The parties hereto shall consult with each other and shall mutually agree (the agreement of each party not to be unreasonably withheld or delayed) upon the content and timing of any press release or other public statements with respect to the transactions contemplated by this Term Sheet and shall not issue any such press release or other public statement prior to such consultation and agreement, except as may be required by applicable law or by obligations pursuant to any listing agreement with any securities exchange or any stock exchange regulations as advised by counsel; provided, however, that to the extent practicable, each party shall give prior notice to the other party of the content and timing of any such press release or other public statement prior to issuance.

15.      CONFIDENTIALITY.

                  (a) Nondisclosure. Each party agrees to maintain in confidence, and take all reasonable precautions to protect as each party employs with respect to its most confidential information, but in no event less than reasonable precautions, all Proprietary Information (as defined hereinafter) disclosed or to be disclosed to it either before, at the time of or following the execution and delivery of this Term Sheet. Proprietary Information received by or disclosed to a party (the "Receiving Party") or any of its Agents (as defined hereinafter) from another party (the "Furnishing Party") (a) shall not be reproduced or copied in whole or part, except for use as authorized in this Term Sheet or the Definitive Agreement, and (b) shall, together with any full or partial copies thereof, be returned to the Furnishing Party or destroyed when no longer needed. Each Receiving Party shall use Proprietary Information only for the purposes contemplated by this Term Sheet and the Definitive Agreement. Each party shall use its commercially reasonable efforts to cause its officers, directors, employees and consultants and the officers, directors, employees and consultants of its Affiliates (as hereinafter defined) (collectively "Agents") to comply with the terms of this Section 15. An "Affiliate" of a person is any other person that, directly or indirectly through one or more intermediaries, controls, is controlled by or is under common control with such person.

                  (b) Certain Permitted Disclosures. A party may disclose Proprietary Information to its Agents, but the Receiving Party shall remain liable for any failure by those persons to keep Proprietary Information confidential in accordance with this Section 15. If a Receiving Party is required by law to disclose any Proprietary Information of a Furnishing Party, then such Receiving Party shall (a) promptly notify the Furnishing Party in writing of the existence, terms and circumstances surrounding such requirement of law, and (b) cooperate with such Furnishing Party in any efforts the Furnishing Party makes or requests the Receiving Party to make in order to seek or obtain a protective order or other remedy or to resist or narrow the requirement of law or to otherwise assure that such Proprietary Information is withheld from the public record and public availability. The Receiving Party shall disclose only that portion of such information which is legally required to be disclosed at that time in order to avoid liability for contempt or other material legal penalty, provided that such Receiving Party exercises its best efforts to preserve the confidentiality of such information, including cooperating with the Furnishing Party to obtain an appropriate protective order or other reliable assurance that confidential treatment will be accorded such information by the person or persons to whom such information is required to be disclosed.

                  (c) Definition of Proprietary Information. The "Proprietary Information" of a party as used herein, shall mean any information which has commercial and other value in the respective business of such party and is confidential or proprietary in nature (including, without limitation, trade secrets, patents, patent applications, copyrights, know-how, processes, ideas, inventions (whether patentable or not), formulas, computer programs, databases, technical drawings, designs, algorithms, technology, circuits, layouts, designs, interfaces, materials, schematics, names and expertise of employees and consultants, any other technical, business, financial, customer and product development plans, supplier information, forecasts, strategies and other confidential information), or which may be marked as "confidential" or "proprietary", and references to the Proprietary Information of Reuters Limited shall include the Proprietary Information of Reuters. Information will not be deemed to be Proprietary Information, and the Receiving Party shall have no obligation with respect thereto, or to any part thereof, to the extent such information: (i) is already known to the Receiving Party at the time of receipt or disclosure, free of any obligation to keep it confidential, as evidenced by written records made prior to such receipt or disclosure, and did not become known to such Receiving Party through disclosure by a third party known to the Receiving Party to be subject to an obligation to maintain the confidentiality thereof; (ii) is already publicly available prior to receipt or disclosure or (iii) subsequently becomes publicly available without any fault of the Receiving Party or any of its Agents.

16. GOVERNING LAW. This Term Sheet shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflicts of laws principles of such state.

17. NO THIRD PARTY BENEFICIARIES. Except as expressly provided in this Term Sheet, nothing in this Term Sheet, express or implied, is intended or shall be construed to confer upon or give any person (including creditors and affiliates of any party) other than the parties hereto any remedy or claim under or by reason of this Term Sheet or any term, covenant or condition hereof, all of which shall be for the sole and exclusive benefit of the parties.

18. BINDING EFFECT; SUCCESSORS AND ASSIGNS. This Term Sheet and all of the provisions hereof shall be binding upon and inure to the benefit of the parties and their respective successors, legal representatives and permitted assigns; provided, however, that neither this Term Sheet nor any of the rights, interests or obligations of any party hereunder shall be assigned or delegated without the prior written consent of the other party, not to be unreasonably withheld or delayed. Notwithstanding the foregoing, Reuters Limited shall have the right, in its sole discretion, to assign this Term Sheet or the Definitive Agreement to any other member of the Reuters group, provided, however, that if Reuters Limited does not receive the prior written consent of SAVVIS, not to be unreasonably withheld or delayed, Reuters Limited shall remain liable for its obligations under the Definitive Agreement.

19. ENTIRE AGREEMENT. Subject to the completion and execution of the Definitive Agreement, this Term Sheet sets forth the entire agreement and understanding among the parties hereto as to the subject matter hereof and merges and supersedes all prior discussions and agreements between the parties with respect to the subject matter hereof.

20. AMENDMENTS AND WAIVERS. This Term Sheet may not be amended, modified or supplemented unless approved in writing by each party to this Term Sheet; provided, however, that any amendment to Section 4(h)(ii) must also be approved in writing by Nortel Networks Inc., which approval shall not be unreasonably withheld or delayed. No waiver of any right or remedy or of compliance with any provisions hereof, and no consent provided for herein, shall be effective unless evidenced by an instrument in writing executed by the party sought to be charged with such waiver or consent. The rights and remedies herein expressly provided are cumulative and not exclusive of any other rights or remedies which any party hereto would otherwise have at law, in equity, by statute or otherwise.

21. NO IMPLIED WAIVERS. No action taken pursuant to this Term Sheet, including, any investigation by or on behalf of any party, shall be deemed to constitute a waiver by the party taking such action of compliance with any representations, warranties, agreements, covenants, obligations or commitments contained herein or made pursuant hereto. The waiver by any party of a breach of any provision of this Term Sheet shall not operate or be construed as a waiver of any preceding or succeeding breach and no failure by any party to exercise any right, privilege or remedy hereunder shall be deemed a waiver of such party's rights, privileges or remedies hereunder or shall be deemed a waiver of such party's rights to exercise the same at any subsequent time or times hereunder.

22. COUNTERPARTS. This Term Sheet may be executed in one or more counterparts, each of which shall be deemed to be an original of the party or parties executing the same and all of which together shall be deemed to constitute one and the same agreement.

23. HEADINGS. The headings of the Sections contained in this Term Sheet are solely for convenience of reference, are not part of the agreement of the parties and shall not affect the meaning or interpretation of this Term Sheet.

24. FURTHER ASSURANCES. Each party shall cooperate and take such actions as may be reasonably requested by another party in order to carry out the provisions and purposes of this Term Sheet and the transactions contemplated hereby.

25. SEVERABILITY. If any provision of this Term Sheet or the application thereof to any person or circumstance is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remaining provisions hereof, or the application of such provision to persons or circumstances other than those as to which it has been held invalid or unenforceable, shall remain in full force and effect and shall in no way be affected, impaired or invalidated thereby; provided that, if any provision hereof or the application thereof shall be so held to be invalid, void or unenforceable by a final judgment of a court of competent jurisdiction, then such court may substitute therefor a suitable and equitable provision in order to carry out, so far as may be valid and enforceable, the intent and purpose of the invalid, void or unenforceable provision and if such court shall fail or decline to do so, the parties shall negotiate in good faith a suitable and equitable substitute provision.

26. SPECIFIC PERFORMANCE. The parties agree that Section 15 of this Term Sheet shall be specifically enforceable, it being agreed by the parties that the remedy at law, including monetary damages, for breach of such section may be inadequate compensation for any loss and that any defense in any action for specific performance that a remedy at law would be adequate is waived.

27. ARBITRATION. Any disputes which cannot be resolved by the parties shall be resolved in accordance with this Section. The parties agree to settle any disputes hereunder by binding arbitration before a panel of three arbitrators. The arbitration shall be administered by the American Arbitration Association in accordance with its rules as in effect on the date hereof. Each party shall nominate one arbitrator, and such arbitrators such nominate the third arbitrator. The parties shall share equally all fees and expenses of the arbitrators, unless the arbitrators determine otherwise. Notwithstanding the foregoing, if the arbitrators shall fail to come to a decision within ninety (90) days of their appointment, the parties may bring suit in federal, state or local courts or before other governmental authorities.

28. SURVIVAL. Sections 12-27 of this Term Sheet shall survive the expiration or termination of this Term Sheet for any reason.



         [THE REMAINDER OF THIS AGREEMENT IS INTENTIONALLY LEFT BLANK.]

         IN WITNESS WHEREOF, the parties hereto have caused this Term Sheet to be executed as of May 21, 2001.

REUTERS LIMITED                       SAVVIS COMMUNICATIONS CORPORATION




By: /s/ Devin Wenig                   By: /s/ Steven M. Gallant
   ------------------------------        ---------------------------------------
    Name:  Devin Wenig                    Name:  Steven M. Gallant
    Title: President                      Title: Vice President, General Counsel


Date: May 21, 2001                    Date: May 21, 2001
     ----------------------------          -------------------------------------

                                    EXHIBIT A

                                 Global Crossing
                                    Bloomberg
                                Thomson Financial
                         Standard & Poors / McGraw Hill
                                    Dow Jones
                              SunGard Data Systems

                                    EXHIBIT B

               1. CLIENT INTELLIGENT IP NETWORK DELIVERY PRICING:

                                 UNITED STATES:


====================================================================================================================================
                                                                    TIER 1 CLIENT CHARGES (1)
                                ---------------------------------------------------------------------------------------------------
CLIENT TYPE  DISTANCE FROM POP  64 KBPS  128 KBPS  256 KBPS  384 KBPS  512 KBPS  768 KBPS  1 MBPS  T1   2 MBPS(3)  4 MBPS(3)  DS3(3)
====================================================================================================================================
            Less than or equal
              to 25 miles       [**]      [**]      [**]      [**]      [**]      [**]     [**]  [**]    [**]       [**]      [**]
Tier 1      Over 25 miles
              to 300 miles      [**]      [**]      [**]      [**]      [**]      [**]     [**]  [**]    [**]       [**]      [**]
            Over 300 miles      [**]      [**]      [**]      [**]      [**]      [**]     [**]  [**]    ICB        ICB       ICB
====================================================================================================================================
            Less than or equal
              to 25 miles       [**]      [**]      [**]      [**]      [**]      [**]     [**]  [**]    [**]       [**]      [**]
Tier 2      Over 25 miles
              to 300 miles      [**]      [**]      [**]      [**]      [**]      [**]     [**]  [**]    [**]       [**]      [**]
            Over 300 miles      [**]      [**]      [**]      [**]      [**]      [**]     [**]  [**]    ICB        ICB       ICB
====================================================================================================================================
            Less than or equal
              to 25 miles       [**]      [**]      [**]      [**]      [**]      [**]     [**]  [**]    [**]       [**]      [**]
Tier 3      Over 25 miles
              to 300 miles      [**]      [**]      [**]      [**]      [**]      [**]     [**]  [**]    [**]       [**]      [**]
            Over 300 miles      [**]      [**]      [**]      [**]      [**]      [**]     [**]  [**]    ICB        ICB       ICB
====================================================================================================================================

-------------------------------------------------------
                                  INSTALLS (1)
                      ---------------------------------
SPEED                     1 YR        2 YR       3 YR
-------------------------------------------------------
Up to T1                  [**]        [**]       [**]
Greater than T1 (2)       [**]        [**]       [**]
-------------------------------------------------------

-------------------------------------------------------
                                  MODIFICATIONS
                      ---------------------------------
SPEED                     MOVE      UPGRADE   DOWNGRADE
-------------------------------------------------------
Up to T1                  [**]        [**]       [**]
Greater than T1 (2)       [**]        [**]       [**]
-------------------------------------------------------

(1)  Bundled Monthly Recurring and Installation Charge per client logical connections include:
     * Local Access
     * Network Access Port
     * Logical Connection
     * Customer Premises ARN Router or Integrated Access Device
     * Network Usage
     * CPE Management and Maintenance
     * Analog dial line for Out-of-Band management
     * Base Intelligent IP features
(2)  Up to DS3
(3)  Includes DS3 Local Access

Notes:
  1.  Minimum 1 Year term per customer site ordered
  2.  All connections are Service Class 1
  3.  Additional logical connections (over the same loop) to same site will be discounted 50%





[**] CONFIDENTIAL TREATMENT REQUESTED

                              SAVVIS COMMUNICATIONS



                                  INTERNATIONAL:

-----------------------------------------------------------------------------------------------------------------------------
                                                    INTERNATIONAL CLIENT
                                                         CHARGES (1)
-----------------------------------------------------------------------------------------------------------------------------
  REGION    CLIENT TYPE        64 KBPS    128 KBPS     256 KBPS   384 KBPS   512 KBPS    768 KBPS   1 MBPS      T1      E1
-----------------------------------------------------------------------------------------------------------------------------
  CANADA      Tier 1            [**]        [**]         [**]       [**]       [**]        [**]      [**]      [**]     ICB
          -------------------------------------------------------------------------------------------------------------------
              Tier 2            [**]        [**]         [**]       [**]       [**]        [**]      [**]      [**]     ICB
          -------------------------------------------------------------------------------------------------------------------
              Tier 3            [**]        [**]         [**]       [**]       [**]        [**]      [**]      [**]     ICB
-----------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------
                                       INSTALLS (1)
                              -------------------------------------
               SPEED            1 YR        2 YR         3 YR
-------------------------------------------------------------------
            Up to T1/E1         [**]        [**]         [**]
-------------------------------------------------------------------
            > T1/E1 (2)         [**]        [**]         [**]
-------------------------------------------------------------------

-------------------------------------------------------------------
                                       MODIFICATIONS
                              -------------------------------------
               SPEED            MOVE      UPGRADE       DOWNGRADE
-------------------------------------------------------------------
            Up to T1/E1         [**]        [**]         [**]
-------------------------------------------------------------------
            > T1/E1 (2)         [**]        [**]         [**]
-------------------------------------------------------------------

(1) Bundled Monthly Recurring and Installation Charge per client logical connections includes:
     * Network Access Port
     * Logical Connection
     * Customer Premises ARN Router or Integrated Access Device
     * Network Usage
     * CPE Management and Maintenance
     * Analog dial line for Out-of-Band management
     * Base Intelligent IP features
     * Local Access Excluded and passed through
(2) Up to DS3/E3

Notes:
  1.  Minimum 1 Year term per customer site ordered
  2.  All connections are Service Class 1
  3.  Additional logical connections (over the same loop) to same site will be discounted 50%





[**] CONFIDENTIAL TREATMENT REQUESTED

                         2. MULTICAST DELIVERY PRICING:

----------------------------------------------------------------
                              MULTICAST HUB CHARGE (1)
                      ------------------------------------------
      LOCATION              INSTALL              MONTHLY
----------------------------------------------------------------
     St. Louis                N/A                  [**]
----------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                            MULTICAST REGIONAL CHARGE (2)
---------------------------------------------------------------------------------------------------------------------------------
                                                            FEED #1                                   FEED #2 (3)
---------------------------------------------------------------------------------------------------------------------------------
      LOCATION              INSTALL               FIXED                PER MBPS               FIXED               PER MBPS
---------------------------------------------------------------------------------------------------------------------------------
         US                   [**]                  [**]                [**]                  [**]                  [**]
---------------------------------------------------------------------------------------------------------------------------------
       Canada                 [**]                  [**]                [**]                  [**]                  [**]
---------------------------------------------------------------------------------------------------------------------------------
       Europe                 [**]                  [**]                [**]                  [**]                  [**]
---------------------------------------------------------------------------------------------------------------------------------
        Asia                  [**]                  [**]                [**]                  [**]                  [**]
---------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
                                               MODIFICATIONS
                      ----------------------------------------------------------------
       SPEED                 MOVE                UPGRADE              DOWNGRADE
--------------------------------------------------------------------------------------
        Hub                  [**]                  [**]                  [**]
--------------------------------------------------------------------------------------
      Regional               [**]                  [**]                  [**]
--------------------------------------------------------------------------------------

(1)  Bundled Monthly Recurring Charge per Multicase Hub includes:
     *  Local Access
     *  BLN Routers
     *  Management
     *  2 Hub Multicast Connections (dual feeds to each Regional site)
(2)  Bundled Monthly Recurring Charge per Multicase Regional Site includes:
     *  Local Access between POPs
     *  BLN Routers
     *  Backbone
     *  Dual POPs per city (2 Multicast feeds per POP)
     *  Minimum 2 Mbps bundled (incremental per mbps thereafter)
(3)  Pricing applicable into Second POP in same city

Notes:
  1.  Minimum 1 Year term per Multicast site ordered





[**] CONFIDENTIAL TREATMENT REQUESTED

       INTERNATIONAL MULTICASTING WITH TWO FEEDS INTO TWO DIFFERENT POPS:

 CITY              POP #         FIXED FEED 1         VARIABLE FEED 1        FIXED FEED 2         VARIABLE FEED 2         TOTAL
------------------------------------------------------------------------------------------------------------------------------------
Toronto             1               [**]                  [**]                  [**]                  [**]                [**]
                    2               [**]                  [**]                  [**]                  [**]                [**]

Montreal            1               [**]                  [**]                  [**]                  [**]                [**]
                    2               [**]                  [**]                  [**]                  [**]                [**]

Calgary             1               [**]                  [**]                  [**]                  [**]                [**]
                    2               [**]                  [**]                  [**]                  [**]                [**]

Vancouver           1               [**]]                 [**]                  [**]                  [**]                [**]
                    2               [**]                  [**]                  [**]                  [**]                [**]


         BRIDGE INTERNATIONAL MULTICASTING WITH TWO FEEDS INTO SAME POP:

    CITY              POP #         FIXED FEED 1         VARIABLE FEED 1        FIXED FEED 2         VARIABLE FEED 2        TOTAL
------------------------------------------------------------------------------------------------------------------------------------
Toronto                1               [**]                  [**]                  [**]                  [**]                [**]


Montreal               1               [**]                  [**]                  [**]                  [**]                [**]


Calgary                1               [**]                  [**]                  [**]                  [**]                [**]


Vancouver              1               [**]                  [**]                  [**]                  [**]                [**]
MULTICAST TOTAL                                                                                                              [**]


[**] CONFIDENTIAL TREATMENT REQUESTED

               3. DATA FEED COLLECTOR COLLECTION NETWORK PRICING:

--------------------------------------------------------------------------------
             DFC Collection Network - IIP Service Option (US Only)
--------------------------------------------------------------------------------
     Location                                DFC Charge
--------------------------------------------------------------------------------
                                  Install                       Monthly
--------------------------------------------------------------------------------
        US                    See Client IIP Delivery Charges - Tier 1
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                    DFC Collection Network - Actual Charges
--------------------------------------------------------------------------------
     Location                                DFC Charge
--------------------------------------------------------------------------------
                              Bandwidth (Mbps)             Monthly (2 Feeds)
--------------------------------------------------------------------------------
New York                             4M                                    [**]
--------------------------------------------------------------------------------
Atlanta                              2M                                    [**]
--------------------------------------------------------------------------------
Chicago                              2M                                    [**]
--------------------------------------------------------------------------------
San Francisco                        2M                                    [**]
--------------------------------------------------------------------------------
Los Angeles                          2M                                    [**]
--------------------------------------------------------------------------------
Dallas                               2M                                    [**]
--------------------------------------------------------------------------------
Toronto                              2M                                    [**]
--------------------------------------------------------------------------------
Montreal                             1M                                    [**]
--------------------------------------------------------------------------------
Vancouver                            1M                                    [**]
--------------------------------------------------------------------------------
London                               2M                                    [**]
--------------------------------------------------------------------------------
Frankfurt                            2M                                    [**]
--------------------------------------------------------------------------------
Copenhagen                           1M                                    [**]
--------------------------------------------------------------------------------
Brussels                             1M                                    [**]
--------------------------------------------------------------------------------
Zurich                               1M                                    [**]
--------------------------------------------------------------------------------
Paris                                1M                                    [**]
--------------------------------------------------------------------------------
Madrid                              768K                                   [**]
--------------------------------------------------------------------------------
Amsterdam                           768K                                   [**]
--------------------------------------------------------------------------------
Vienna                              256K                                   [**]
--------------------------------------------------------------------------------
Budapest                            256K                                   [**]
--------------------------------------------------------------------------------
Milan                               768K                                   [**]
--------------------------------------------------------------------------------
Oslo                                512K                                   [**]
--------------------------------------------------------------------------------
Rome                                512K                                   [**]
--------------------------------------------------------------------------------
Warsaw                              256K                                   [**]
--------------------------------------------------------------------------------
Athens                              512K                                   [**]
--------------------------------------------------------------------------------
Istanbul                            256K                                   [**]
--------------------------------------------------------------------------------
Luxembourg                          512K                                   [**]
--------------------------------------------------------------------------------
Helsinki                            512K                                   [**]
--------------------------------------------------------------------------------
Stockholm                           512K                                   [**]
--------------------------------------------------------------------------------
Johannesburg                        512K                                   [**]
--------------------------------------------------------------------------------
Singapore                            2M                                    [**]
--------------------------------------------------------------------------------
Tokyo                                2M                                    [**]
--------------------------------------------------------------------------------
Hong Kong                            2M                                    [**]
--------------------------------------------------------------------------------
Sydney                               2M                                    [**]
--------------------------------------------------------------------------------
Manila                              512K                                   [**]
--------------------------------------------------------------------------------
Melbourne                           512K                                   [**]
--------------------------------------------------------------------------------
Taipei                              512K                                   [**]
--------------------------------------------------------------------------------
Seoul                               512K                                   [**]
--------------------------------------------------------------------------------
Bangkok                             256K                                   [**]
--------------------------------------------------------------------------------
Beijing                             512K                                   [**]
--------------------------------------------------------------------------------
Jakarta                             512K                                   [**]
--------------------------------------------------------------------------------
Mumbai                              512K                                   [**]
--------------------------------------------------------------------------------
Delhi                               512K                                   [**]
--------------------------------------------------------------------------------
Kuala Lampur                        512K                                   [**]
--------------------------------------------------------------------------------
Wellington                          512K                                   [**]
--------------------------------------------------------------------------------
Buenos Aires                        512K                                   [**]
--------------------------------------------------------------------------------
Bogota                              512K                                   [**]
--------------------------------------------------------------------------------
Santiago                            512K                                   [**]
--------------------------------------------------------------------------------
Caracas                             512K                                   [**]
--------------------------------------------------------------------------------
Mexico City                         512K                                   [**]
--------------------------------------------------------------------------------
Panama City                         384K                                   [**]
--------------------------------------------------------------------------------
Bermuda                             384K                                   [**]
--------------------------------------------------------------------------------
Ta il Circuits                    Various                                  [**]
--------------------------------------------------------------------------------


Notes:
1.       Minimum 1 Year term per DFC site
2.       All IIP DFC Connections are Service Class 1
3.       All connections are homed back to St. Louis
---------------------------------------------------------------------------

[**] CONFIDENTIAL TREATMENT REQUESTED

          INTERNATIONAL DATA FEED COLLECTOR COLLECTION NETWORK PRICING:

        DFC LOCATION            BANDWIDTH (1 FEED)           PRICE (2 FEEDS)
--------------------------------------------------------------------------------
Toronto                                2 Meg                     $     [**]
Montreal                               1 Meg                     $     [**]
Vancouver                              1 Meg                     $     [**]
Tail Circuits                                                           TBD
                                                       ---------------------
TOTAL                                                            $     [**]


                       OFFICE AUTOMATION NETWORK PRICING:

--------------------------------------------------------------------------------
                  OFFICE NETWORK - IIP SERVICE OPTION (US ONLY)

--------------------------------------------------------------------------------
                                               OFFICE CHARGE
                             ---------------------------------------------------
          LOCATION                  INSTALL                   MONTHLY
--------------------------------------------------------------------------------
             US                  See Client IIP Delivery Charges - Tier 3
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       OFFICE NETWORK - BUNDLE CHARGES (1)
--------------------------------------------------------------------------------
                                                  OFFICE CHARGE
--------------------------------------------------------------------------------
          LOCATION                BANDWIDTH (MBPS)             MONTHLY (1)
--------------------------------------------------------------------------------
St Louis                                 30M                           [**]
--------------------------------------------------------------------------------
New York 1                               22M                           [**]
--------------------------------------------------------------------------------
New York 2                               17M                           [**]
--------------------------------------------------------------------------------
Boston                                   T1                            [**]
--------------------------------------------------------------------------------
Chicago                                  T1                            [**]
--------------------------------------------------------------------------------
San Francisco                            T1                            [**]
--------------------------------------------------------------------------------
Los Angeles                              T1                            [**]
--------------------------------------------------------------------------------
Atlanta                                  T1                            [**]
--------------------------------------------------------------------------------
Dallas                                   T1                            [**]
--------------------------------------------------------------------------------
Minneapolis                              T1                            [**]
--------------------------------------------------------------------------------
Washington DC                            T1                            [**]
--------------------------------------------------------------------------------
Kansas City                              6M                            [**]
--------------------------------------------------------------------------------

(1)  Each Connection includes: Office Date Network
     *  Office Data Network
     *  Bridge Network Connection
     *  ATM Voice Trunks

Notes:
  1.  Minimum 1 Year term per Office connection
  2.  All IIP Office connections are Service Class 3

[**] CONFIDENTIAL TREATMENT REQUESTED

                          5. INTERNET ACCESS PRICING:

----------------------------------
   US BURSTABLE RATE INTERNET
----------------------------------
                   INTERNET PORT
      SPEE        ---------------
     (MBPS        INSTAL   MONTHL
----------------------------------
0-45                        [**]
45.01                       [**]
70.01              [**]     [**]
100.01                      [**]
----------------------------------
Greater than 15     TB      [**]
----------------------------------

-----------------------------
    UK FLAT RATE INTERNET
             INTERNET PORT
   SPEE    ------------------
  (MBPS    INSTAL    MONTHL
-----------------------------
    46      [**]      [**]
-----------------------------

Notes
  1.  Minimum 1 Year term per Internet




                       6. CO-LOCATION FACILITIES PRICING:

-----------------------------------
             COLOCATI
-----------------------------------
                        RACK
                   ----------------
      DFC          INSTAL   MONTHL
-----------------------------------
      Rack          [**]     [**]
Additional Power    [**]     [**]
-----------------------------------

(1) Standard 19" rack includes 2 FE ports and 20
(2) 20 amp

Notes
  1.  Minimum 1 year term per




INTERNATIONAL POP CO-LOCATION
PRICING FOR DATA FEED COLLECTOR CONNECTION NETWORK:

CITY        # OF RACKS   PRICE   TOTAL
---------------------------------------
Toronto         1         [**]    [**]
Montreal        1         [**]    [**]
Vancouver       1         [**]    [**]
                3                 [**]

                        7. HAZELWOOD DATA CENTER PRICING:

--------------------------------------------------------------
                          St. Louis
--------------------------------------------------------------
                                   Data Center
                       ---------------------------------------
Service                   Install            Monthly
--------------------------------------------------------------
Colocation                N/A                [**]
--------------------------------------------------------------
Power (1)                 [**]/amp           [**]/amp
--------------------------------------------------------------
2x Gig E-Connectivity     [**]               [**]
--------------------------------------------------------------

(1)  Minimum of 10 amp increments



[**] CONFIDENTIAL TREATMENT REQUESTED

                                    EXHIBIT C

  1. SERVICE LEVEL AGREEMENTS FOR: (A) CLIENT INTELLIGENT IP NETWORK, (B) DATA FEED COLLECTOR COLLECTION NETWORK AND (C) OFFICE AUTOMATION NETWORK:

--------------------------------------------------------------------------------
Intra-North America
--------------------------------------------------------------------------------
Class of              Average               Average          Average
Service               Availability          SAVVIS           SAVVIS Core
                      (Core/To Edge)        Core RTD         Packet Loss
--------------------------------------------------------------------------------
Class 1               100% Core             75ms             < .1%
                      99.99 to Redundant
                      Edge
                      99.9% To Edge*
Class 2               100% Core             80ms             < .25%
                      99.99% To Redundant
                      Edge
                      99.9% To Edge*
Class 3               100% Core             90ms             <.5%
                      99.99% To Redundant
                      Edge
                      99.9% To Edge*
Class 4               100% Core             100ms            <1% On-Net
                      99.99% To Redundant                    <5% Off-Net
                      Edge
                      99.9% To Edge*
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Intra-Europe
--------------------------------------------------------------------------------
Class of            Average               Average          Average
Service             Availability          SAVVIS           SAVVIS Core
                    (Core/To Edge)        Core RTD         Packet Loss
--------------------------------------------------------------------------------
Class 1             100% Core             90ms              < 1%
                    99.99% To Redundant
                    Edge
                    99.9% To Edge*
Class 2             100% Core             100ms             < 2%
                    99.99% To Redundant
                    Edge
                    99.9% To Edge*
Class 3             100% Core             110ms             < 3%
                    99.99% To Redundant
                    Edge
                    99.9% To Edge*
Class 4             100% Core             120 ms            < 5%
                    99.99% To Redundant
                    Edge
                    99.9% To Edge*
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Intra - Asia Pacific
--------------------------------------------------------------------------------
Class of            Average               Average          Average
Service             Availability          SAVVIS Core      SAVVIS Core
                    (Core/To Edge)        RTD              Packet Loss
--------------------------------------------------------------------------------
Class 1            100% Core             450ms             < 1%
                   99.99% To Redundant
                   Edge
                   99.9% To Edge*
Class 2            100% Core             500ms             < 2%
                   99.99% To Redundant
                   Edge
                   99.9% To Edge*
Class 3            100% Core             550ms             < 3%
                   99.99% To Redundant
                   Edge
                   99.9% To Edge*
Class 4            100% Core             600ms             < 5%
                   99.99% To Redundant
                   Edge
                   99.9% To Edge*
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Trans-Atlantic
--------------------------------------------------------------------------------
Class of            Average               Average          Average
Service             Availability          SAVVIS Core      SAVVIS Packet Loss
                    (Core/To Edge)        RTD
--------------------------------------------------------------------------------
Class 1            100% Core             110ms             < 1%
                   99.99% To Redundant
                   Edge
                   99.9% To Edge*
Class 2            100% Core             120ms             < 2%
                   99.99% To Redundant
                   Edge
                   99.9% To Edge*
Class 3            100% Core             130ms             < 3%
                   99.99% To Redundant
                   Edge
                   99.9% To Edge*
Class 4            100% Core             150ms             < 5%
                   99.99% To Redundant
                   Edge
                   99.9% To Edge*
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Trans-Pacific
--------------------------------------------------------------------------------
Class of            Average               Average          Average
Service             Availability          SAVVIS Core      SAVVIS Core
                    (Core/To Edge)        RTD              Packet Loss
---------------------------------------- ---------------------------------------
Class 1            100% Core             450ms             < 1%
                   99.99% To Redundant
                   Edge
                   99.9% To Edge*
Class 2            100% Core             500ms             < 2%
                   99.99% To Redundant
                   Edge
                   99.9% To Edge*
Class 3            100% Core             550ms             < 3%
                   99.99% To Redundant
                   Edge
                   99.9% To Edge*
Class 4            100% Core             600ms             < 5%
                   99.99% To Redundant
                   Edge
                   99.9% To Edge*
---------------------------------------- ---------------------------------------


1.       DEFINITIONS

AVAILABILITY: Availability is defined a any network event resulting in downtime during which a customer cannot pass traffic for a period in excess of five (5) minutes will be deemed unavailability of the customer connection (an "Outage") provided that such Outage is on the SAVVIS network.

Monthly Average Availability is calculated via the following formula:

Average Monthly Availability(%) = (Total hours in month-total unavailable hours in month) *100
                                   -----------------------------------------------------
                                                       Total hours in a month

OUTAGE: An Outage shall be deemed to commence upon the opening of a trouble ticket with the SAVVIS Network Control Center and shall be deemed to terminate upon the restoration of service. An Outage shall not be deemed to occur upon the occurrence of routine maintenance for which the customer has been notified or upon the occurrence of an act outside of the control of SAVVIS such as loss of power at the customer premises or an act of nature.

CORE NETWORK: Core network is defined as the SAVVIS Network between SAVVIS Points of Presence (POPs), meaning all network elements from the ingress customer network port on the network node to the egress customer network port on the network node. Local access and customer premise equipment are specifically excluded.

EDGE: Edge is defined as inclusive of customer network port, local access, and customer premise equipment, measured end to end.

ON-NET: On-Net is defined as any services which are exclusively delivered across the SAVVIS Core Network and are fully managed and supported by SAVVIS.

OFF-NET: Off-Net is defined as any service that is not exclusively delivered across the SAVVIS Core Network and are fully managed and supported by SAVVIS.

PACKET LOSS:

Average Packet Loss
per region(%)           =    Sum of  Packets Lost per region in a month  *100
                             ------------------------------------------
                             Total packets sent per region in a month

Average Packet Loss for each region is defined as the number of packets delivered when sent between 2 points of presence (POPs) on a 256 kbps port within a region of the following average distance:

         North America:        1500 miles

         Europe:               800 miles

         Asia:                 3300 miles

         Trans Atlantic:       3500 miles

         Trans Pacific:        5500 miles

REDUNDANT EDGE: Redundant Edge is defined as a customer implementation where more than one local access, SAVVIS-managed customer premise equipment, and customer network port has been put in place with diverse routing for resiliency purposes, measured end to end.

REGION: Is defined as below:

North America: Is defined as Canada and the USA.

Europe: Is defined as UK, Netherlands, Germany, Italy, France, Belgium, Switzerland and Sweden.

Asia: Is defined as Japan, Hong Kong, Singapore, and Australia.

Trans-Atlantic: Is defined as New York to London.

Trans-Pacific: Is defined as Los Angeles to Tokyo.

ROUND TRIP DELAY (RTD):

Average Round Trip Delay
per region       =       Sum of month's  RTD readings for region in milliseconds
                         -------------------------------------------------------
                               Total readings counted in a month per region

Average Round Trip Delay for each Region is defined as the delay required for a packet on a 256 kbps port to travel round trip an average distance of:

         North America:             1500 miles

         Europe:                    800 miles

         Asia:                      3300 miles

         Trans Atlantic:            3500 miles

         Trans Pacific:             5500 miles


2.       CREDITS

AVAILABILITY:

Penalties will be paid for availability as listed below if the elapsed time from Ticket Open exceed the following:

Up to 2 hours:    [**] of monthly billed site revenue per affected site,
                  excluding local access.

2 to 4 hours:     [**] of monthly billed site revenue per affected site,
                  excluding local access.

Over 4 hours:     [**] of monthly billed site revenue per affected site,
                  excluding local access.

ROUND TRIP DELAY:

If RTD exceeds targets listed in Section 1, SAVVIS will credit [**] of monthly billed site revenue per site on any sites connected to the affected POP, excluding local access.

PACKET LOSS:

If Packet Loss exceeds targets listed in Section 1, SAVVIS will credit [**]of monthly billed site revenue per site on any sites connected to the affected POP, excluding local access.

[**] CONFIDENTIAL TREATMENT REQUESTED

                  2. INTERNET ACCESS SERVICE LEVEL AGREEMENT:

         The service level agreement for Internet access is the same as that for Class 4 of the service level agreements for Client Intelligent IP Network, Data Feed Collector collection network and Office Automation Network listed above.

                 3. MULTICAST DELIVERY SERVICE LEVEL AGREEMENT:

--------------------------------------------------------------------------------
Multicast Delivery
--------------------------------------------------------------------------------
Delivery            Average             Average SAVVIS     Average SAVVIS Core
Location            Availability        Core RTD           Packet Loss
--------------------------------------------------------------------------------
North America       100% Core           70ms               < .1%
Trans-Atlantic      100% Core           110ms              < .25%
Trans-Pacific       100% Core           450ms              < .5%
--------------------------------------------------------------------------------


1.       DEFINITIONS

AVAILABILITY: Availability is defined a any network event resulting in downtime during which a customer cannot pass traffic for a period in excess of five (5) minutes will be deemed unavailability of the customer connection (an "Outage") provided that such Outage is on the SAVVIS network.

Monthly Average Availability is calculated via the following formula:

Average Monthly Availability(%) = (Total hours in month-total unavailable hours in month) *100
                                   -----------------------------------------------------
                                                  Total hours in a month

OUTAGE: An Outage shall be deemed to commence upon the opening of a trouble ticket with the SAVVIS Network Control Center and shall be deemed to terminate upon the restoration of service. An Outage shall not be deemed to occur upon the occurrence of routine maintenance for which the customer has been notified or upon the occurrence of an act outside of the control of SAVVIS such as loss of power at the customer premises or an act of nature.

CORE NETWORK: Core network is defined as the SAVVIS Network between SAVVIS Points of Presence (POPs), meaning all network elements from the ingress customer network port on the network node to the egress customer network port on the network node. Local access and customer premise equipment are specifically excluded.

ON-NET: On-Net is defined as any services which are exclusively delivered across the SAVVIS Core Network and are fully managed and supported by SAVVIS.

PACKET LOSS:

Average Packet Loss within  =  Sum of Packets Lost per region in a month *100
North America (%)              -----------------------------------------
                               Total packets sent per region in a month

Average Packet Loss is defined as the number of packets delivered when sent between 2 points of presence (POPs) on a 256 kbps port within North America with an average distance of 1500 miles.

REGION: Is defined as below:

North America: Is defined as Canada and the USA.

Trans-Atlantic: Is defined as New York to London.

Trans-Pacific: Is defined as Los Angeles to Tokyo.

Round Trip Delay (RTD):

Average Round Trip Delay  =  Sum of month's RTD readings for region in milliseconds
                             ------------------------------------------------------
                                 Total readings counted in a month per region

Average Round Trip Delay is defined as the delay required for a packet on a 256 kbps port to travel round trip an average distance of 1500 miles.

2.       CREDITS

SAVVIS will provide the following credits to Reuters:

Availability:

Penalties will be paid for availability as listed below if the elapsed time from Ticket Open exceed the following:

Up to 2 hours:    [**] of monthly billed site revenue per affected site,
                  excluding local access.

2 to 4 hours:     [**] of monthly billed site revenue per affected site,
                  excluding local access.

Over 4 hours:     [**] of monthly billed site revenue per affected site,
                  excluding local access.

ROUND TRIP DELAY:

If RTD exceeds targets listed in Section 1, SAVVIS will credit [**] of monthly billed site revenue per site on any sites connected to the affected POP, excluding local access.

PACKET LOSS:

If Packet Loss exceeds targets listed in Section 1, SAVVIS will credit [**] of monthly billed site revenue per site on any sites connected to the affected POP, excluding local access.

[**] CONFIDENTIAL TREATMENT REQUESTED

           4. HAZELWOOD DATA CENTER FACILITY SERVICE LEVEL AGREEMENT:

1.       DEFINITIONS

         A. "Facility Downtime" is any service interruption, only if such interruption is due to either a facility power failure of an environmental control failure.

         B. A "Facility" means the building in which the racks are located.

2.       MAINTENANCE

SAVVIS will perform maintenance in accordance with the standard practices. SAVVIS reserves the right to perform emergency maintenance as needed. SAVVIS will make commercially reasonable efforts to inform Customer prior to performing scheduled or emergency maintenance. If such advance notice is not possible, SAVVIS shall notify Customer about such emergency maintenance as soon as is practicable.

3.       SERVICE LEVEL AGREEMENT FOR FACILITY UPTIME

         A. SAVVIS guarantees an overall availability of 100% for the Facility.

         B. If Customer requests a credit for Facility Downtime, and such request is validated by SAVVIS, SAVVIS shall credit the Customer in accordance with the provisions hereunder:
                  If in one calendar month the Facility Downtime exceeds 1 minute, the Customer will be entitled to a credit towards the invoice which Customer receives two months following the month in which the Facility Downtime was reported. For the purpose of determining the amount of any credit, Facility Downtime will be deemed to commence when SAVVIS opens a "trouble ticket" to track such Facility Downtime and will be deemed to end when SAVVIS has restored availability and closed the applicable "trouble ticket." The Customer will not be entitled to receive a credit if (i) Customer has violated the SAVVIS Acceptable Use Policy (AUP), or (ii) Customer is greater than 45 days late in its invoice payment.

         C.       The amount of the credit will be determined as follows:

                  1) If there is Facility Downtime for more than 1 minute but less than 44 minutes in any calendar month, Customer shall be entitled to a credit of [**] of that month's invoice for the portion of the invoice that corresponds to the Facility in which the Facility Downtime occurred.

                  2) If there is Facility Downtime for more than 44 minutes but less than 3.6 hours in any calendar month, Customer shall be entitled to a credit of [**] of that month's invoice for the portion of the invoice that corresponds to the Facility in which the Facility Downtime occurred.

                  3) If there is Facility Downtime for more than 3.6 hours, but less than 7.2 hours in any calendar month, Customer shall be entitled to a credit of [**] of that month's invoice for the portion of the invoice that corresponds to the Facility in which the Facility Downtime occurred.

                  4) If there is Facility Downtime for more than 7.2 hours in any calendar month, Customer shall be entitled to a credit of [**] of that month's invoice for the portion of the invoice that corresponds to the Facility in which the Facility Downtime occurred.

4.       APPLYING FOR CREDIT

In order to receive any credit, Customer must notify SAVVIS, in writing, within thirty (30) days from the time Customer becomes eligible to receive such credit (i.e. the Trouble Ticket is closed). Customer's failure to notify SAVVIS within that period shall result in the waiver of Customer's right to receive any such credit.

[**] CONFIDENTIAL TREATMENT REQUESTED

                                    EXHIBIT D

                              Attached hereto are:

1.       the current business plan of SAVVIS, and

2.       cash flow forecasts of SAVVIS for 2001 through 2010.